                                                                  DELAWARE GROUP

                                                                    Limited-Term
                                                                 Government Fund


service and guidance

professional management

goals

1997
Annual
Report


(various photos demonstrating service and guidance, professional management and goals)

DELAWARE
INVESTMENTS
======================
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages more than $40 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

Limited-Term Government
Fund Objective

(photo of keyboard)

(illustration of grist mill from current income brochures)

To seek a high, stable level of current income while attempting to minimize fluctuations and provide maximum liquidity by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

current
income

tradition

January 5, 1998

                                                              for current income
                                                                      1
Dear Shareholder:

FISCAL 1997 WAS A VOLATILE PERIOD for the U.S. bond market and a challenging time for Limited-Term Government Fund.
         The Fund provided a total return of +5.23% (with dividends reinvested for Class A shares at net asset value) for the 12 months ended December 31, 1997. Unfortunately, this was less than the average return provided by our peers and our unmanaged benchmark, as shown below.
        A sharp and rapid decline in interest rates during the year's second half increased investor fears that mortgage refinancing activity would accelerate. This depressed prices of mortgage-related securities, the leading component of Limited-Term Government Fund's portfolio.
        Prices of U.S. Treasury securities, meanwhile, rallied as both U.S.
and overseas investors sought a safe haven from increased stock market volatility. Your Fund was and remains underweighted in Treasuries relative to many other mutual funds investing primarily in U.S. government-backed securities.

        While Limited-Term Government Fund's yearly results are disappointing, they mask positive developments in 1997 that bode well should domestic interest rates remain flat or move modestly higher in 1998:

* Mortgages within your Fund's portfolio experienced lower levels of refinancing activity than the market as a whole. This could help enhance both the Fund's income and total return potential in 1998 if investors seek areas of value and relative yield stability within the mortgage market.

WHILE LIMITED-TERM GOVERNMENT FUND'S YEARLY RESULTS ARE DISAPPOINTING, THEY MASK POSITIVE DEVELOPMENTS IN 1997 THAT BODE WELL SHOULD DOMESTIC INTEREST RATES REMAIN FLAT OR MOVE MODESTLY HIGHER IN 1998.


CUMULATIVE TOTAL RETURN

---------------------------------------------------------------------------------------------------
                                                          Six Months Ended          12 Months Ended
                                                            June 30, 1997            Dec. 31, 1997
---------------------------------------------------------------------------------------------------
Limited-Term Government Fund A Class                            +3.00%                   +5.23%
Lipper Short-Intermediate Government Fund Average (97 funds)    +2.57%                   +6.72%
U.S. Consumer Price Index (Inflation)                           +0.80%                   +1.70%
Merrill Lynch One-to-Three Year Government Bond Index           +2.89%                   +6.66%

Performance is calculated at net asset value without effect of sales charges and assumes reinvestment of distributions. Interest and principal repayment at maturity for U.S. Treasury securities are guaranteed by the U.S. government, unlike mutual fund dividends and share values. Complete Fund performance for all classes can be found on page 7. Past performance does not guarantee future results.

for current income
       2

* Your Fund outperformed its peers during the first half of fiscal 1997, when the the Federal Reserve Board raised the interest rate banks charge each other on overnight loans by 25 basis points (0.25%) to 5.5%. Should rates rise modestly in 1998, we believe the Fund may be well positioned to preserve principal.

        As of December 31, 1997, the average yield on 30-year U.S. Treasury Bonds was 5.92%, 72 basis points (0.72%) lower than a year earlier. During
1997, however, periods of bond market uncertainty briefly drove yields as high as 7.18%.
        Given such a backdrop of volatility, we can report that Limited-Term Government Fund generated a relatively high, stable level of current income, minimized fluctuations to principal and provided maximum liquidity.
        Although the Fed has effectively controlled the pace of U.S. consumer price increases, we believe too much optimism is built into bond prices. As of early January 1998, the rally in bond prices had driven Treasury yields to their lowest level since early 1977, the start of Jimmy Carter's presidency.
         One trend that has helped lift bond prices is that the federal budget deficit appears to be declining, and by some projections, may turn into a modest surplus in a few years. However, we believe this progress could be negatively affected by potentially expensive spending proposals such as reducing the age for Medicare eligibility and expanding welfare benefits. Election year initiatives in Washington have the potential to shake the confidence of bond investors.
        In our opinion, shareholders are well-served by a cautious approach to the domestic bond market at this time. Inside, Roger A. Early, Limited-Term Government Fund's portfolio manager, details the Fund's positioning during 1997 and shares his outlook for the year ahead.

Sincerely,

/s/  Wayne A. Stork
-----------------------------
WAYNE A. STORK
Chairman



/s/ Jeffrey J. Nick
-------------------
JEFFREY J. NICK
President and Chief Executive Officer

New President and CEO

On October 13, 1997, Jeffrey J. Nick was named President and Chief Executive Officer of Delaware Investments. Mr. Nick has been CEO of Lincoln National Investment Companies since October 1996. He joined Lincoln National, Delaware's indirect parent, in April 1990, and from 1992 to 1996 he managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a bachelor of arts degree from Princeton University.

                                                                   for current
                                                                      income
                                                                        3



Portfolio Manager's Review

Fiscal 1997 was a year of contrasts.
Our consistent investment discipline and focus on relatively high-yielding mortgage securities helped Limited-Term Government Fund effectively weather interest rate volatility, provide an attractive level of income and preserve principal during the first half of the year.
        However, our strengths became weaknesses in the second half, when long-term interest rates fell sharply despite sustained U.S. economic growth. Overall, your Fund's bond portfolio experienced a more modest level of price appreciation than more aggressive short-term bond funds.
        During 1997, the nation's unemployment rate fell to its lowest level since the early 1970s amid reports of labor shortages and intense competition for recent college graduates in certain fields. Historically, such developments suggest higher inflation and lower bond prices. Yet government statistics in 1997 showed that the Fed's monetary policy kept a lid on consumer and producer price increases. The bond market has benefited from the Fed's vigilance as an anti-inflation watchdog. Consumer prices rose just 1.7% during 1997, the smallest increase in 11 years.

Strategic Positioning
Your Fund invests in bonds primarily for income potential rather than short-term capital appreciation. Given the amount of bond market volatility since late 1993, we believe that reducing risk is more prudent than trying to bet on the future direction of interest rates.

        Limited-Term Government Fund has historically focused on securities maturing in less than five years. During fiscal 1997, we raised our average effective duration


The bond market has benefited from the Fed's vigilance as an anti-inflation watchdog. Consumer prices rose just 1.7% during 1997, the smallest increase in 11 years.


Long-Term Treasury Yields Dropped Sharply in Late 1997
December 31, 1996 December 31, 1997


Source: Bloomberg Business News

Maturity               Yields
              12/31/96        12/31/97
3 month         5.19%           5.34%
6 month         5.29%           5.44%
1 year          5.49%           5.48%
2 year          5.89%           5.64%
3 year          6.01%           5.67%
5 year          6.21%           5.71%
10 year         6.42%           5.74%
30 year         6.64%           5.92%



Yields on long-term U.S. Treasuries declined more than 70 basis points during fiscal 1997, while yields on three and six-month Treasury bills rose modestly.

for current
  income
    4

slightly to 2.3 years. Duration measures a bond's sensitivity to interest rates and indicates the likely change in a bond's price given a 1% movement in interest rates.
        We believe this positioning was appropriate given the Fund's objective of providing high, stable current income while minimizing fluctuations in principal. In 1997, the difference between the income potential from short-term government securities and those with the longest maturities narrowed considerably, as shown in the Treasury yield chart on page 3. We concluded that bonds maturing in more than two years simply offered very little extra income relative to the additional risk to principal. By focusing on higher yielding mortgage securities, we were able to provide more than 90% of the income available from the longest term U.S. Treasuries with much less interest rate risk.


How We Manage Mortgage Refinancing Risk
More than two-thirds of your Fund's portfolio was invested in mortgages as of December 31, 1997. Mortgage securities carry the additional risk that property owners will prepay what they owe, forcing the bondholders to reinvest that money, often at lower interest rates. While prepayment activity was low during the first half of 1997, investors began to fear during the second half of the year that refinancing activity would increase sharply, and prices of mortgage securities consequently suffered.
        Your Fund's management seeks to mitigate refinancing risk by investing in older, more seasoned mortgages, mortgages issued when rates were lower and pools of mortgages with low loan balances. In our strategy



Portfolio Highlights and Asset Mix
-----------------------------------------------------
December 31, 1997

Mortgage-backed securities                  62.2%
Collateralized Mortgage Obligations (CMOs)   7.4%
Corporate Bonds                              1.4%
Asset-backed securities                     17.0%
U.S. Treasuries                             12.0%



                                       December 31,
                                    1996          1997
---------------------------------------------------------
Average Effective Duration      2.2 years      2.3 years
Average Effective Maturity      3.8 years      3.9 years
Average Quality                    AAA           AAA
Thirty-Day Current SEC Yield*    6.01%           5.63%
Largest Source of Income
  Government Mortgage-Backed Securities
---------------------------------------------------------
  *For A Class shares measured according to Securities and Exchange
   Commission guidelines. B and C Class Thirty-day current SEC yields were 4.93% as of December 31, 1997. Institutional Class 30-day yield was 5.94%.

                                                                   for current
                                                                      income
                                                                        5


(Photo of Keyboard)


opinion, loans of such size tend to have a more attractive risk/reward profile and less chance of prepayment. That's because a homeowner who has a smaller loan is less likely to refinance than a homeowner with a large one because the potential interest savings are less, all other things being equal. The table below shows how refinancing risk rises as interest rates fall.
        To help reduce mortgage prepayment risk, we took advantage of technology that allows investment professionals to buy pre-selected pools of mortgage loans. In 1997, we owned some securities based on pools of smaller mortgages - those with a loan balance of $65,000 or less. Prepayment activity for these mortgages during the year was generally about half that of other mortgages. That helped the Fund provide higher-than-average income relative to its peers.
        Unfortunately, mortgage investors generally did not distinguish between low balance mortgages and others that appeared more susceptible to prepayment risk during fiscal 1997. Prices of these securities also underperformed Treasuries, negatively affecting the Fund's total return.
        Among different types of mortgage securities CMOs, or collateralized mortgage obligations, tend to be the most sensitive to movement in interest rates. Your Fund benefited by reducing its position in CMOs from 16.8% as of June 30 to 7% as of year's end. We sought to maintain high income potential by reinvesting much of the proceeds from the CMOs into high-yielding asset-backed securities such as car, equipment leasing and selected credit card loans. Asset-backed and corporate bonds represented 18% of your Fund's net assets as of December 31, 1997.
        We were able to take advantage of autumn market weakness in the asset-backed sector to purchase securities with yields 50 to 60 basis points (0.50% to 0.60%) higher than Treasuries, enhancing your Fund's income potential. Usually high-quality, short-term asset-backed securities sell for only about 25 basis points (0.25%) above Treasuries.


By focusing on higher yielding mortgage securities, we were able to provide more than 90% of the income available from the longest term U.S. Treasuries with much less interest rate risk.


How Interest Rates Affect Mortgage Prepayment Risk
--------------------------------------------------------------------------------------------------
If 10-Year U.S. Treasury notes yield ....        6.75%      6.15%      5.95%     5.60%      5.25%
Mortgage rates are likely to be..........        7.95%      7.45%      7.25%     6.95%      6.65%
--------------------------------------------------------------------------------------------------
Percentage of homeowners
for whom refinancing may be attractive...          16%        34%        41%       60%        70%
--------------------------------------------------------------------------------------------------
Mortgage rates shown above are an estimate of Federal Home Loan Mortgage
Corp. average commitment rates for conventional 30-year fixed-rate first mortgages for a single-family home. Refinancing estimates are as of 12/97. As of 12/31/97, a 10-year U.S. Treasury note yielded 5.74%. Source: Bear
Stearns.



If bond yields fall substantially, refinancing of mortgages becomes attractive for many homeowners. The chart to the left shows the percentage of the mortgage securities market at risk of refinancing given various yield levels.

for current
  income
    6

Outlook
In 1998, we believe the U.S. economy will continue to perform well enough for most homeowners to make timely mortgage payments, but will not overheat to the degree that it triggers either a new housing boom or another wave of refinancing. In such an environment, interest rates could remain relatively stable or rise modestly, a situation that we believe may allow your Fund to provide an attractive, relatively stable level of income.
        Some economists have suggested that the U.S. economy faces the possibility of deflation - falling overall consumer prices - and that this might prompt the Federal Reserve to reduce interest rates in the months ahead. We don't agree. While it is true that prices of certain commodities such as fuel oil and used cars have fallen, some prices show no sign of decline and in fact continue to rise much faster than the 1.7% overall inflation rate.

        For example, in a December report, the Federal Reserve Bank of Cleveland, citing U.S. government figures, noted that the cost of education and books rose by 5% in 1997. Shelter costs rose 3%, while food at home and personal care services such as child care rose 3.5%.
        In our view, there are enough uncertainties about consumer behavior in the year ahead to warrant a cautious approach. As of early January 1998, there was less than a 30 basis point (0.30%) difference between the income potential of the longest term government bonds and two-year bonds. That compares with a nearly 90 basis point (0.90%) spread a year earlier. Given the substantial additional risk of owning bonds with longer maturities, and market volatility since the early 1990s, we believe the short-term segment of the bond market remains a sensible place for many income-oriented investors.


Roger A. Early
Vice President and Senior Portfolio Manager
January 5, 1998

While it is true that prices of certain commodities such as fuel oil and used cars have fallen, some prices show no sign of decline and in fact continue to rise much faster than the 1.7% overall inflation rate.


(Photo of Family on Beach)

Mortgage Rates
Declined Sharply in 1997
--------------------------------------------------
Fannie Mae Commitment Rates, 1992-1997

                               Close
Dec. '92                       8.06%
Jan. '93                       7.68%
Feb. '93                       7.38%
Mar. '93                       7.32%
Apr. '93                       7.31%
May '93                        7.36%
Jun. '93                       7.06%
Jul '93                        7.06%
Aug '93                        6.75%
Sep '93                        6.80%
Oct '93                        6.79%
Nov '93                        7.13%
Dec. '93                       7.10%
Jan. '94                       6.88%
Feb. '94                       7.41%
Mar. '94                       8.28%
Apr. '94                       8.53%
May '94                        8.63%
Jun. '94                       8.66%
Jul. '94                       8.55%
Aug. '94                       8.57%
Sep '94                        8.91%
Oct. '94                       9.06%
Nov. '94                       9.34%
Dec. '94                       9.36%
Jan. '95                       9.07%
Feb. '95                       8.65%
Mar. '95                       8.77%
Apr. '95                       8.52%
May '95                        7.87%
Jun. '95                       7.86%
Jul. '95                       8.03%
Aug. '95                       7.93%
Sep. '95                       7.85%
Oct. '95                       7.65%
Nov. '95                       7.46%
Dec. '95                       7.20%
Jan. '96                       7.21%
Feb. '96                       7.65%
Mar. '96                       8.00%
Apr. '96                       8.24%
May '96                        8.35%
Jun. '96                       8.29%
Jul. '96                       8.37%
Aug. '96                       8.34%
Sep. '96                       8.17%
Oct. '96                       7.87%
Nov. '96                       7.63%
Dec. '96                       7.82%
Jan. '97                       7.97%
Feb. '97                       8.00%
Mar. '97                       8.30%
Apr. '97                       8.19%
May '97                        8.04%
Jun. '97                       7.82%
Jul. '97                       7.44%
Aug. '97                       7.70%
Sep. '97                       7.49%
Oct. '97                       7.34%
Nov. '97                       7.32%
Dec. '97                       7.22%
---------------------------------------------------------------------------
The above chart shows that the interest rate on conventional 30-year mortgages was nearing a five-year low as fiscal 1998 began. This may indicate an increase in refinancing activity in the coming months.
Source: Bloomberg Business News



The above chart shows that the interest rate on conventional 30-year mortgages (based on a 60-day commitment) was nearing a five-year low as fiscal 1998 began. This may indicate an increase in refinancing activity in the coming months. Source: Bloomberg Business News.
for current income
                                                                   for current
                                                                      income
                                                                        7


Limited-Term Government Fund's Long-Term Performance
------------------------------------------------------------------------
Growth of a $10,000 Investment
December 31, 1987 to December 31, 1997

Limited-Term Government Fund A Class        $18,131
Merrill Lynch One- to Three-Year Government Bond Index $20,212


               Merrill Lynch One-
                  to Three-Year                    Limited-Term
              Government Bond Index              Government Fund
              ---------------------             ----------------
12/31/87         $10,000                            $ 9,722
12/31/88         $10,622                            $10,388
12/31/89         $11,777                            $11,328
12/31/90         $12,922                            $12,385
12/31/91         $14,431                            $14,001
12/31/92         $15,340                            $14,788
12/31/93         $16,170                            $15,573
12/31/94         $16,262                            $15,281
12/31/95         $18,051                            $16,612
12/31/96         $18,949                            $17,225
12/31/97         $20,212                            $18,131



Chart assumes a $10,000 investment on December 31, 1987, continual reinvestment of distributions and a 2.75% front-end sales charge. Performance of other Classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

Limited-Term Government Fund Performance
-------------------------------------------------------------------------------
Average Annual Return Through December 31, 1997

                                 Lifetime   Ten Years   Five Years  One Year
-------------------------------------------------------------------------------
Class A (Est. 11/24/85)
    Excluding Sales Charge        +6.49%      +6.43%      +4.16%    +5.23%
    Including Sales Charge        +6.25%       6.13%      +3.58%    +2.32%
-------------------------------------------------------------------------------
Class B (Est. 5/2/94)
    Excluding Sales Charge        +3.92%                            +4.35%
    Including Sales Charge        +3.92%                            +2.38%
-------------------------------------------------------------------------------
Class C (Est. 11/28/95)
    Excluding Sales Charge        +3.92%                            +4.34%
    Including Sales Charge        +3.92%                            +3.36%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance does not guarantee future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a 2.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee.
They are also subject to a deferred sales charge of up to 2% if redeemed before the end of the third year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

As of December 31, 1997, the average annual total returns for the lifetime, 10-year, five-year and one-year periods for Limited-Term Government Fund's Institutional Class were +6.62%, +6.58%, +4.31% and +5.39%. The Institutional Class, initially offered September 2, 1987, is available without sales or asset-based distribution charges only to certain eligible institutional accounts. Performance prior to the class inception date was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge.

8 for current income

Financial Statements
Delaware Group Limited-Term Government Funds, Inc. -
Limited-Term Government Fund
Statement of Net Assets
December 31, 1997
                                                        Principal        Market
                                                          Amount         Value
-------------------------------------------------------------------------------
Agency Mortgage-Backed Securities - 41.05%
Federal Home Loan Mortgage Corporation
 6.00% 2/1/11 to 11/1/26  .....................    $ 35,379,565    $ 34,968,386
Federal Home Loan Mortgage Corporation
 6.25% 10/28/02  ..............................      10,000,000       9,921,100
Federal Home Loan Mortgage Corporation
 7.55% 5/15/20  ...............................         448,129         452,828
Federal Home Loan Mortgage Corporation
 8.00% 5/1/05 to 7/1/11  ......................       9,514,846       9,817,457
Federal Home Loan Mortgage Corporation
 8.50% 12/1/08 to 11/1/10 .....................       2,551,827       2,645,671
Federal Home Loan Mortgage Corporation
 8.75% 5/1/10  ................................         932,563         991,140
Federal Home Loan Mortgage Corporation
 9.00% 6/1/09 to 1/1/24  ......................       8,115,886       8,540,579
Federal Home Loan Mortgage Corporation
 9.50% 11/1/05 to 2/15/20 .....................       8,408,411       9,057,819
Federal Home Loan Mortgage Corporation
 11.00% 9/1/10 to 11/1/15 .....................         645,897         716,302
Federal Home Loan Mortgage Corporation
 11.50% 3/1/01 to 3/1/16  .....................       4,763,515       5,338,304
Federal National Mortgage Association
 6.00% 3/1/11 to 5/1/11  ......................      15,678,916      15,478,672
Federal National Mortgage Association
 6.50% 3/1/09 to 12/1/10  .....................       8,756,816       8,803,505
Federal National Mortgage Association
 7.00% 2/1/26  ................................      10,285,318      10,391,386
Federal National Mortgage Association
 7.50% 2/1/27  ................................      14,700,750      15,063,675
Federal National Mortgage Association
 8.00% 7/1/02 to 1/1/23  ......................       2,054,843       2,130,360
Federal National Mortgage Association
 8.50% 8/1/07 to 8/1/17  ......................      11,316,933      11,855,460
Federal National Mortgage Association
 9.00% 8/1/04 to 4/1/16  ......................       2,812,462       2,985,568
Federal National Mortgage Association
 9.25% 7/1/08 to 8/1/16  ......................       2,241,767       2,408,945
Federal National Mortgage Association
 10.00% 1/1/19  ...............................         812,151         881,437
Federal National Mortgage Association
 11.00% 12/25/03 to 8/1/20 ....................      11,694,919      12,889,183
Federal National Mortgage Association
 12.50% 2/1/11  ...............................         138,558         158,995
Federal National Mortgage Association
 13.00% 7/1/15  ...............................         171,559         200,349
                                                                   ------------
Total Agency Mortgaged-Backed Securities
(cost $162,135,974)  ..........................                     165,697,121
                                                                   ------------

                                                         Principal       Market
                                                           Amount        Value
-------------------------------------------------------------------------------

Asset-Backed Securities - 16.96%
American Express Credit Account Master Trust
 1996 - 1 A 6.80% 12/15/03 ........................   $ 9,000,000   $ 9,210,913
Chemical Master Credit Card Trust
 1 1995-3 A 6.23% 4/15/05 .........................     3,500,000     3,513,300
CIT Group Securitization
 1995 2A2 6.00% 5/15/26  ..........................     1,500,000     1,495,200
FirstBank Auto Receivables Grantor Trust
 1995-B A 6.40% 7/17/00  ..........................     4,646,672     4,653,264
First Sierra Receivables Series
 1997-1 A2 6.35% 7/10/00  .........................     9,029,000     9,050,162
Heller Equipment Asset Receivables Trust Series
 1997-1 A2 6.39% 5/25/05  .........................    10,000,000    10,050,000
MetLife Capital Equipment Loan Trust
 1997-A A 6.85% 5/20/08  ..........................     4,088,000     4,178,345
Sears Credit Account Master Trust
 1995-5 A 6.05% 1/16/08  ..........................    10,000,000     9,944,000
Standard Credit Card Master Trust
 Series 1993-2 A 5.95% 9/7/03 .....................     3,800,000     3,754,400
Standard Credit Card Master Trust
 Series 1994-4 A 8.25% 11/7/03 ....................     5,320,000     5,692,400
World Omni Automobile Lease Securitization
 1997-B A4 6.20% 11/25/03 .........................     6,950,000     6,938,055
                                                                    -----------
Total Asset-Backed Securities
 (cost $68,379,066)  ..............................                  68,480,039
                                                                    -----------
Collateralized Mortgage Obligations (CMO) - 7.33%
Federal Home Loan Mortgage Corporation -
 69 Class F 9.00% 12/15/05 ........................     1,533,981     1,595,764
Federal Home Loan Mortgage Corporation
 1608 GA 9.00% 6/15/21  ...........................    10,000,000    10,809,018
Federal National Home Loan Association
 1989-15D 10.00% 9/25/18  .........................       337,677       340,242
Federal National Mortgage Association
 1989-19 A 10.30% 4/25/19 .........................     4,507,940     5,003,003
Federal National Mortgage Association
 1993-12 D 7.50% 2/25/06  .........................     8,375,000     8,697,539
Federal National Mortgage Association
 1993-53 H 5.75% 1/25/22  .........................     1,700,000     1,633,829
Federal National Mortgage Association
 1989-1 C 10.30% 3/25/18  .........................       472,205       477,595
Investor GNMA Mortgage-Backed Securities Trust
 1984-4 F 10.875% 10/25/13 ........................       140,622       158,136
Prudential Home Mortgage Securities
 1992-2 A17 8.30% 3/25/07 .........................       866,517       882,499
                                                                    -----------
Total Collateralized Mortgage Obligations
 (cost $29,171,414)  ..............................                  29,597,625
                                                                    -----------
                                                          for current income 9

                                                        Principal        Market
                                                          Amount         Value
-------------------------------------------------------------------------------

Corporate Bonds - 1.36%
Credit Foncier de France 8.00% 1/14/02 ...........   $ 5,230,000   $ 5,478,425
                                                                    -----------
Total Corporate Bonds (cost $5,493,383) ..........                   5,478,425
                                                                    -----------
Government National Mortgage
 Association Obligations - 21.19%
GNMA 7.625% 2/15/22  .............................     1,833,811     1,878,510
GNMA 8.00% 11/15/16 to 5/15/17 ...................    11,702,587    12,309,659
GNMA 9.00% 4/15/16 to 1/15/22 ....................    44,956,585    48,811,272
GNMA 9.50% 6/15/16 to 11/15/17 ...................     1,178,160     1,284,194
GNMA 11.00% 10/15/00 to 5/15/20 ..................     4,630,848     5,252,121
GNMA 11.50% 7/15/15 to 2/15/19 ...................        86,078        98,532
GNMA 12.00% 10/15/10 to 11/15/12 .................        89,742       104,045
GNMA 12.25% 8/15/13 to 1/15/14 ...................       260,319       302,052
GNMA 12.50% 12/15/10 to 6/15/15 ..................       182,751       213,876
GNMA 13.755 9/15/14  .............................        50,471        59,130
GNMA GPM 11.50% 4/15/10  .........................       208,803       239,275
GNMA II 9.50% 11/20/20 to 11/20/21 ...............     4,272,866     4,623,546
GNMA II 9.75% 11/20/16  ..........................       474,362       512,607
GNMA II 10.00% 1/20/20  ..........................     2,747,760     3,034,557
GNMA II 10.50% 11/15/15 to 6/20/20 ...............       585,714       643,644
GNMA II 11.00% 9/20/15 to 10/20/15 ...............     1,385,672     1,572,303
GNMA II 11.50% 12/20/17 to 10/20/18 ..............       413,463       465,534
GNMA II 12.00% 3/20/14 to 5/20/16 ................     2,901,405     3,357,076
GNMA II 12.50% 10/20/13 to 1/20/14 ...............       681,030       794,675
                                                                   -----------
Total Government National Mortgage Association
Obligations (cost $83,665,816) ...................                  85,556,608
                                                                   -----------

U.S. Treasury Obligations - 11.93%
U.S. Treasury Notes 5.50% 11/15/98 ...............    11,500,000    11,491,374
U.S. Treasury Notes 5.75% 8/15/03 ................       400,000       400,348
U.S. Treasury Notes 8.875% 11/15/98 ..............     2,050,000     2,105,780
U.S. Treasury Notes 8.875% 2/15/99* .............     33,000,000    34,149,717
                                                                   -----------
Total U.S. Treasury Obligations
 (cost $48,386,363)  .............................                  48,147,219
                                                                   -----------

Repurchase Agreements - 0.61%
With Chase Manhattan 6.00% 01/02/98
 (dated 12/31/97, collateralized by
 $775,000 U.S. Treasury Notes 6.625% due
 03/31/02, market value $812,397) ................       795,000       795,000
With J.P. Morgan Securities 6.25% 01/02/98
 (dated 12/31/97, collateralized by
 814,000 U.S. Treasury Notes 9.25% due
 08/15/98, market value $860,028) ................       843,000       843,000
With PaineWebber 6.375% 01/02/98
 (dated 12/31/97, collateralized by
 857,000 U.S. Treasury Notes 6.25% due
 06/30/98, market value $860,661) ................       843,000       843,000
                                                                   -----------
Total Repurchase Agreements
 (cost $2,481,000)  ..............................                   2,481,000
                                                                   -----------

                                                                     Market
                                                                     Value
-------------------------------------------------------------------------------

Total market value of securities owned
 (cost $399,713,016) - 100.43%  .............................   $ 405,438,037
Liabilities net of receivables and
 other assets - (0.43%)  ....................................      (1,758,039)
                                                                -------------
NET ASSETS APPLICABLE TO 46,838,673 SHARES
 ($0.001 par value) OUTSTANDING - 100.00% ...................   $ 403,679,998
                                                                =============

NET ASSET VALUE - LIMITED-TERM GOVERNMENT
 FUND A CLASS ($355,079,175/41,199,558 SHARES) ..............   $        8.62
                                                                =============
NET ASSET VALUE - LIMITED-TERM GOVERNMENT
 FUND B CLASS ($12,119,349/1,406,191 SHARES)  ...............   $        8.62
                                                                =============
NET ASSET VALUE - LIMITED-TERM GOVERNMENT
 FUND C CLASS ($3,579,911/415,380 SHARES)  ..................   $        8.62
                                                                =============
NET ASSET VALUE - LIMITED-TERM GOVERNMENT
 FUND INSTITUTIONAL CLASS
 ($32,901,563/3,817,544 SHARES)  ............................   $        8.62
                                                                =============

Components of net assets at December 31, 1997:
Common stock, ($0.001 par value) 2,000,000,000 shares
authorized to the Limited-Term Government Fund with
950,000,000 shares allocated to the Limited-Term
Government Fund A Class, 200,000,000 shares allocated
to the Limited-Term Government Fund B Class, 50,000,000
shares allocated to the Limited-Term Government Fund C Class and 200,000,000 shares allocated to the Limited-Term
Government Fund Institutional Class .........................   $ 542,597,348
Undistributed net investment income .........................           9,996
Accumulated net realized loss on investments ................    (143,541,117)
Net unrealized appreciation of investments and
futures contracts ...........................................       4,613,771
                                                                _____________
Total net assets ............................................   $ 403,679,998
                                                                =============
Net asset value and offering price per
share - limited-term government fund a class
Net asset value A Class (A)  ................................   $        8.62

Sales charge (2.75% of offering price, or 2.78% of amount
invested per share) (B)  ....................................            0.24
                                                                -------------

Offering price ..............................................   $        8.86
                                                                =============
-----------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

-----------

GPM - Graduate Payment Mortgage

* Principal amount of $3,000,000 pledged as initial margin for futures transactions.

                            See accompanying notes

10 for current income


Delaware Group
Limited-Term Government Funds, Inc. -
Limited-Term Government Fund
Statement of Operations
Year Ended December 31, 1997

Investment Income:
Interest ......................................                   $ 35,153,931

Expenses:
Management fees ...............................   $  2,233,564
Dividend disbursing and transfer agent fees
and expenses ..................................      1,055,766
Distribution expense ..........................        761,477
Accounting and administration .................        211,872
Reports and statements to shareholders ........         92,128
Registration fees .............................         43,886
Taxes (other than taxes on income) ............         26,172
Professional fees .............................         25,064
Custodian fees ................................         12,880
Directors' fees ...............................         11,048
Other .........................................         20,595       4,494,452
                                                 -------------    ------------
Net investment income .........................                     30,659,479
                                                                  ------------

Net realized and
unrealized GAIN (loss) on investments:
Net realized loss on investment transactions ..                     (4,484,816)
Net realized loss on futures contracts ........                     (3,813,261)
                                                                  ------------
Net realized loss .............................                     (8,298,077)
Net change in unrealized appreciation
on investments ................................                        803,169
                                                                  ------------
Net realized and
unrealized loss on investments ................                     (7,494,908)
                                                                  ------------
Net increase in net assets
resulting from operations .....................                   $ 23,164,571
                                                                  ============

                            See accompanying notes

Delaware Group
Limited-Term Government Funds, Inc. -
Limited-Term Government Fund
Statements of Changes in Net Assets
------------------------------------------------------------------------------
                                                 Year Ended       Year Ended
                                                  12/31/97         12/31/96
                                               -------------------------------

Increase (decrease) in net assets
 from operations:
Net investment income .......................   $  30,659,479    $  40,686,021
Net realized loss on investment transactions
 and futures contracts ......................      (8,298,077)     (16,698,744)
Net change in unrealized appreciation
 (depreciation) on investments ..............         803,169       (3,411,759)
                                                -------------    -------------
Net increase in net assets resulting
 from operations ............................      23,164,571       20,575,518
                                                -------------    -------------

DistributionS to shareholders from:
Net investments income:
 Limited-Term Government Fund A Class .......     (27,691,360)     (37,528,293)
 Limited-Term Government Fund B Class .......        (748,542)        (761,710)
 Limited-Term Government Fund C Class .......        (204,751)         (80,760)
 Limited-Term Government Fund
 Institutional Class ........................      (2,015,579)      (2,304,509)
                                                -------------    -------------
                                                  (30,660,232)     (40,675,272)
                                                -------------    -------------

Capital share transactions:
Proceeds from shares sold:
 Limited-Term Government Fund A Class .......      58,211,511       36,358,566
 Limited-Term Government Fund B Class .......       2,658,303        3,608,617
 Limited-Term Government Fund C Class .......       1,790,424        3,375,341
 Limited-Term Government Fund
 Institutional Class ........................      13,605,681       11,471,089
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income
  Limited-Term Government Fund A Class ......      17,601,442       24,418,568
  Limited-Term Government Fund B Class ......         470,077          489,653
  Limited-Term Government Fund C Class ......         179,712           76,282
  Limited-Term Government Fund
  Institutional Class .......................       1,940,559        2,297,829
                                                -------------    -------------
                                                   96,457,709       82,095,945
                                                -------------    -------------
Cost of shares repurchased:
 Limited-Term Government Fund A Class .......    (178,698,086)    (230,991,916)
 Limited-Term Government Fund B Class .......      (3,756,166)      (3,046,363)
 Limited-Term Government Fund C Class .......      (1,420,524)        (366,723)
 Limited-Term Government Fund
 Institutional Class ........................     (12,454,483)     (19,800,707)
                                                -------------    -------------
                                                 (196,329,259)    (254,205,709)
                                                -------------    -------------
Decrease in net assets derived from capital
 share transactions .........................     (99,871,550)    (172,109,764)
                                                -------------    -------------
Net decrease in net assets ..................    (107,367,211)    (192,209,518)
                                                -------------    -------------

Net assets:
Beginning of year ...........................     511,047,209      703,256,727
                                                -------------    -------------
End of year .................................   $ 403,679,998    $ 511,047,209
                                                =============    =============


                            See accompanying notes
                                                         for current income 11

Delaware Group Limited-Term Government Funds, Inc. -
Limited-Term Government Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                Limited-Term Government Fund A Class
                                                                        --------------------------------------------------
                                                                                       Year Ended December 31,
                                                                         1997       1996        1995         1994          1993

Net asset value, beginning of period ..............................     $8.770     $9.050      $8.990      $9.840        $10.000

 Income from investment operations:
     Net investment income ........................................      0.596      0.600       0.699       0.667          0.681
     Net realized and unrealized gain (loss) from investments .....     (0.150)    (0.280)      0.060      (0.850)        (0.160)

     Total from investment operations .............................      0.446      0.320       0.759      (0.183)         0.521

 Less dividends:
     Dividends from net investment income .........................     (0.596)    (0.600)     (0.699)     (0.667)        (0.681)

     Total dividends ..............................................     (0.596)    (0.600)     (0.699)     (0.667)        (0.681)


 Net asset value, end of period ...................................     $8.620     $8.770      $9.050      $8.990         $9.840

 Total return1  ...................................................       5.23%      3.69%       8.71%      (1.88%)         5.31%

 Ratios and supplemental data:
     Net assets, end of period (000 omitted)  .....................   $355,079    $464,649    $653,451   $789,525     $1,126,031
     Ratio of expenses to average net assets ......................       0.98%      0.93%       0.96%       0.91%          0.88%
     Ratio of net investment income to average net assets .........       6.83%      6.80%       7.71%       7.10%          6.77%
     Portfolio turnover ...........................................         79%        83%         73%        148%           171%

---------------
1 Does not include maximum sales charge of 2.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

                            See accompanying notes.

12 for current income
    Financial Highlights (Continued)

    Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Limited-Term Government Fund         Limited-Term Government Fund
                                                                       B Class                                C Class
                                                       -----------------------------------------   ------------------------------
                                                                                       Period         Year Ended        Period
                                                         Year Ended December 31,    5/2/94(1) to     December 31,    11/28/95(2) to
                                                        1997       1996      1995     12/31/94      1997      1996     12/31/95


Net asset value, beginning of period ...............   $8.770     $9.050    $8.990    $9.430       $8.770    $9.050      $9.010

Income from investment operations:
    Net investment income ..........................    0.522      0.524     0.622     0.399        0.522     0.524       0.051
    Net realized and unrealized gain (loss) from
      investments ..................................   (0.150)    (0.280)    0.060    (0.440)      (0.150)   (0.280)      0.040
                                                       ------     ------    ------    ------       ------    ------      ------

    Total from investment operations ...............    0.372      0.244     0.682    (0.041)       0.372     0.244       0.091
                                                       ------     ------    ------    ------       ------    ------      ------
Less dividends:
    Dividends from net investment income ...........   (0.522)    (0.524)   (0.622)   (0.399)      (0.522)   (0.524)     (0.051)
                                                       ------     ------    ------    ------       ------    ------      ------
    Total dividends ................................   (0.522)    (0.524)   (0.622)   (0.399)      (0.522)   (0.524)     (0.051)
                                                       ------     ------    ------    ------       ------    ------      ------
Net asset value, end of period .....................   $8.620     $8.770    $9.050    $8.990       $8.620    $8.770      $9.050
                                                       ======     ======    ======    ======       ======    ======      ======
Total return3  .....................................     4.35%      2.81%     7.80%    (0.44%)       4.34%     2.81%          2

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ........  $12,119    $12,959   $12,313    $6,282       $3,580    $3,090         $33
    Ratio of expenses to average net assets ........     1.83%      1.78%     1.81%     1.76%        1.83%     1.78%          2
    Ratio of net investment income to average
      net assets ...................................     5.98%      5.91%     6.86%     6.25%        5.98%     5.78%          2

    Portfolio turnover .............................       79%        83%       73%      148%          79%       83%          2

----------------

1 Date of initial public offering; ratios have been annualized but total return has not been annualized.
2 Date of initial public offering; the ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.
3 Does not include any applicable contingent deferred sales charges which varies from 1%-2% for the Limited-Term Government Fund B Class and 1% for the Limited-Term Government Fund C Class, depending upon the holding period.

                            See accompanying notes
                                                         for current income 13

------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                           Limited-Term Government Fund Institutional Class
                                                                        ------------------------------------------------------
                                                                                       Year Ended December 31,
                                                                          1997       1996        1995       1994        1993

 Net asset value, beginning of period ................................    $8.770     $9.050      $8.990     $9.840      $10.000

 Income from investment operations:
     Net investment income ...........................................     0.610      0.613       0.712      0.681        0.696

     Net realized and unrealized gain (loss) from investments ........    (0.150)    (0.280)      0.060     (0.850)      (0.160)
                                                                         -------    -------     -------    -------      -------
     Total from investment operations ................................     0.460      0.333       0.772     (0.169)       0.536
                                                                         -------    -------     -------    -------      -------
 Less dividends:
     Dividends from net investment income ............................    (0.610)    (0.613)     (0.712)    (0.681)      (0.696)
                                                                         -------    -------     -------    -------      -------
     Total dividends .................................................    (0.610)    (0.613)     (0.712)    (0.681)      (0.696)
                                                                         -------    -------     -------    -------      -------
 Net asset value, end of period ......................................    $8.620     $8.770      $9.050     $8.990       $9.840
                                                                         =======    =======     =======    =======      =======


 Total return ........................................................      5.39%      3.84%       8.87%    (1.74%)        5.44%

 Ratios and supplemental data:
     Net assets, end of period (000 omitted)  ........................   $32,902    $30,349     $37,460    $37,328      $47,700
     Ratio of expenses to average net assets .........................      0.83%      0.78%       0.81%      0.76%        0.74%
     Ratio of net investment income to average net assets ............      6.98%      6.92%       7.86%      7.25%        6.91%
     Portfolio turnover ..............................................        79%        83%         73%       148%         171%

                            See accompanying notes

14 for current income


Delaware Group
Limited-Term Government Funds, Inc. -
Limited-Term Government Fund
Notes to Financial Statements
December 31, 1997

Delaware Group Limited-Term Government Funds, Inc. - Limited-Term Government Fund, (the "Fund"), a series of Delaware Group Limited-Term Government Funds, Inc. (the "Company"), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland corporation. The Fund offers four classes of shares. The Limited-Term Government Fund A Class carries a front-end sales charge of 2.75%. The Limited-Term Government Fund B Class carries a back-end deferred sales charge, Limited-Term Government Fund C Class carries a level load deferred sales charge and Limited-Term Government Fund Institutional Class has no sales charge. The investment objective of the Fund is to seek a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Premiums and discounts are amortized on a pro-rata basis and are included in interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc.(DMC), the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.50% of the net assets of the Fund less the fees paid to the unaffiliated directors. At December 31, 1997, the Fund had a liability for investment management fees and other expenses payable to DMC of $17,992.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. For the year ended December 31, 1997, the Fund expensed $1,055,766 for dividend disbursing and transfer agent services and $155,655 for accounting services.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.15% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. For the year ended December 31, 1997, the Fund expensed $761,477 for distribution expenses.

At December 31, 1997, DDLP earned $58,668 for commissions on sales of the Limited-Term Government Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1997, the Fund made purchases of $109,870,269 and sales of $190,254,198 of investment securities other than U.S. government securities and temporary cash investments. During the year ended December 31, 1997, the Fund made purchases of $228,574,891 and sales of $123,409,374 of long term U.S. government securities.

At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $399,742,716.

At December 31, 1997, unrealized appreciation for federal income tax purposes aggregated $5,695,321 of which $6,297,661 related to unrealized appreciation of securities and $602,340 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had accumulated capital losses of $144,622,930 at December 31, 1997 which may be carried forward and applied against future capital gains. The capital loss carry forward expires as follows: 1998 - $707,105, 2001 - $2,978,605, 2002 - $85,079,081, 2003 -
$29,779,768, 2004 - $16,636,244 and 2005 - $9,442,127.

                                                          for current income 15

At December 31, 1997, the Fund reclassified $574,529 from accumulated realized loss from security transactions to common stock, due to the expiration of a capital loss carry forward.

During the period ended December 31, 1997, the Fund entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At December 31, 1997, the Fund had outstanding 600 short futures on 20 Year U.S. Treasury Notes, which expire in March 1998. The notional value of such contracts on December 31, 1997, was $72,281,250 which resulted in an unrealized loss of $1,111,250.

Risks may arise upon entering into futures contracts from potential imperfect correlations between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                Year Ended      Year Ended
                                                   1997            1996
                                                ----------      ----------
Shares sold:
 Limited-Term Government Fund A Class            6,685,846      4,092,791
 Limited-Term Government Fund B Class              305,510        405,801
 Limited-Term Government Fund C Class              205,434        381,776
 Limited-Term Government Fund
 Institutional Class ................            1,563,123      1,295,392

Shares issued upon reinvestment of
dividends from net investment income
 Limited-Term Government Fund A Class            2,018,710      2,760,703
 Limited-Term Government Fund B Class               53,933         55,428
 Limited-Term Government Fund C Class               20,588          8,688
 Limited-Term Government Fund
 Institutional Class ................              222,771        260,271
                                               -----------    -----------
                                                11,075,915      9,260,850
                                               -----------    -----------

Shares repurchased:
 Limited-Term Government Fund A Class          (20,490,985)   (26,098,996)
 Limited-Term Government Fund B Class             (431,069)      (344,506)
 Limited-Term Government Fund C Class             (162,983)       (41,739)
 Limited-Term Government Fund
 Institutional Class ................           (1,429,136)    (2,235,622)
                                               -----------    -----------
                                               (22,514,173)   (28,720,863)
                                               -----------    -----------
Net decrease .......................           (11,438,258)   (19,460,013)
                                               ===========    ===========

5. Credit and Market Risk
The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMO's only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets and a rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund will, from time to time, invest in higher risk interest-only CMOs. At December 31, 1997, the Fund had no holdings in interest-only CMO's.

16  for current income

Delaware Group
Limited-Term Government Funds, Inc. - Limited-Term Government Fund Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Limited-Term Government Funds, Inc. - Limited-Term
  Government Fund

We have audited the accompanying statement of net assets of Delaware Group Limited-Term Government Funds, Inc. - Limited-Term Government Fund as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibili ty is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by corres pondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Limited-Term Government Funds, Inc. - Limited-Term Government Fund at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                             /s/  ERNST & YOUNG LLP
                                             ----------------------------
                                                  ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 12, 1998

This annual report is for the information of Limited-Term Government Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Limited-Term Government Fund, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of Directors
Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

David K. Downes
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

directors
& officers

(Photo of Globes)

Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(Photo of Globes)


This report must be preceded or accompanied by a current Limited-Term Government Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265



DELAWARE
INVESTMENTS
----------------------
Philadelphia o London

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(469)
AR-022[12/97]TKO2/98